SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 9, 2003

COINSTAR, INC.

(Exact name of registrant as specified in charter)

Delaware	000-22555	94-3156448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

COINSTAR, INC.

1800 – 114th Avenue SE

Bellevue, Washington 98004

(Address of principal executive offices) (Zip Code)

(425) 943-8000

(Registrant’s telephone number, including area code)

Item 7.    Financial Statements and Exhibits

(c)	Exhibits

99.1    Press Release issued by Coinstar, Inc. (“Coinstar”) on July 9, 2003 announcing a decision by Coinstar and Safeway, Inc. to discontinue their relationship.

Item 9.    Regulation FD Disclosure (Information Below is being Furnished Under Items 9 and 12)

On July 9, 2003, Coinstar issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing the decision of the Safeway supermarket chain and Coinstar to end their nine-year relationship following an inability to reach mutually acceptable economic terms. In connection with the Safeway announcement, Coinstar reiterated guidance regarding financial results for the quarter ended June 30, 2003. The press release is being furnished under Items 9 and 12, Results of Operations and Financial Condition, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COINSTAR, INC.

By:	/s/ DAVID W. COLE
David W. Cole Chief Executive Officer

Dated: July 9, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Coinstar, Inc. (“Coinstar”) on July 9, 2003 announcing a decision by Coinstar and Safeway, Inc. to discontinue their relationship.